Exhibit 99.1

  Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
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         I, Mayo A. Shattuck,III, Chairman of the Board, Chief Executive Officer
 and President of Constellation  Energy Group, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Constellation Energy Group, Inc., and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the audit committee of Constellation Energy Group, Inc.'s Board of Directors.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Constellation Energy Group, Inc.;

         o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Constellation Energy Group, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o    Any amendments to any of the foregoing.

/s/ Mayo A. Shattuck, III
-------------------------                             Subscribed and sworn to
Mayo A. Shattuck, III                                 before me this 14th day of
Chairman of the Board,                                August, 2002
Chief Executive Officer
and President                                         /s/ Kareen Stromberg
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August 14, 2002                                       Notary Public

                                                      My Commission Expires:
                                                      April 1, 2006
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